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                                                          Exhibit 23.5
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                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated
February 17, 1995 on the consolidated financial statements of Comcast International Holdings, Inc. included in Comcast Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP
Philadelphia, Pa.,
  December 20, 1996